                                                                      EXHIBIT 21
                                                                     Page 1 of 4
                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1997
               --------------------------------------------------

                                                                    The percentage of            State or other
                                                                    voting securities            jurisdiction of
                                                                    owned, or other              incorporation
Subsidiaries of Registrant:                                         basis of control             or organization
---------------------------                                         ----------------             ---------------
BCP Finance Corporation                                                      100               Delaware
BCP Management, Inc.                                                         100               Delaware
BDS Two, Inc.                                                                100               Delaware
     BDS Three, Inc.                                                         100               Delaware
         BDH One, Inc.                                                       100               Delaware
              Borden Decorative Products Holdings, Inc.                     98.7               Delaware
                  Borden Decorative Products, Inc.                           100               Delaware
                  WDP Investments, Inc.                                      100               Delaware
                  Reebor Limited (U.K.)                                       50               UnitedKingdom
                  Borden Decorative U.K. IHC, Inc.                           100               Delaware
                      Borden Decorative Products Holdings, Ltd.              100               United Kingdom
                           Borden Decorative Products Limited                100               United Kingdom
                                Crown Wallcoverings-Borden Pension
                                  Trustee Ltd.                               100               United Kingdom
                                Borden UK Common Investment Fund
                                  Trustees Limited                           100               United Kingdom
                           Storeys Decorative Products Ltd.                  100               United Kingdom
                                Borden Wallcoverings Pension
                                  Trustees Limited                           100               United Kingdom
                           Borden Realty UK Limited                          100               United Kingdom
              JFI, Inc.                                                      100               Illinois
              BFE Corp.                                                      100               Delaware
              Re-Mi Foods, Inc.                                              100               Delaware
BDH Two, Inc.                                                                100               Delaware
     BDS One, Inc.                                                           100               Delaware
BFI Ltd., L.P.                                                               100               Delaware
Borden Chemical Holdings, Inc.                                              95.5               Delaware
     Borden Chemical Investments, Inc.                                       100               Delaware
     Borden Chemical, Inc.                                                   100               Delaware
         Borden Chemical International, Inc.                                 100               Delaware
         Compania Quimica Borden, S.A.                                       100               Panama
         Melamine Chemicals, Inc.                                            100               Delaware
     Borden Australia (Pty.) Ltd.                                            100               Australia
         Borden Australia Superannuation (Pty) Limited                       100               Australia
         Borden Chemical (M.) Sdn. Bhd.                                      100               Malaysia
     Borden Chemical Holdings Panama, S.A.                                   100               Panama
         Quimica Borden Espana, S.A.                                        8.35               Spain
         Italcolor, S.A.                                                   39.38               Uruguay
         Alba Quimica Industria e Comercio Ltda.                             100               Brazil


                                                                      EXHIBIT 21
                                                                     Page 2 of 4
                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1997
               --------------------------------------------------


                                                                    The percentage of           State or other
                                                                    voting securities           jurisdiction of
                                                                      owned, or other           incorporation
Subsidiaries of Registrant:                                         basis of control            or organization
---------------------------                                         ----------------            ---------------
              Alba Amazonia S.A. Industrias Quimicas                        99.9               Brazil
              Alba Nordeste Industrias Quimica Ltda.                         100               Brazil
              The Wenham Corp., S.A.                                         100               Uruguay
         Bexley Finance, S.A.                                                100               Panama
     Borden Chimie, S.A.                                                     100               France
     Borden International Philippines, Inc.                                   98               Philippines
     Compania Casco S.A. Industrial y Comercial                             94.2               Argentina
     Compania Quimica Borden Ecuatoriana, S.A.                              83.3               Ecuador
     Gun Ei Borden International Resin Co. Ltd.                               50               Japan
     Italcolor S.A.                                                        60.62               Uruguay
     Quimica Borden Espana S.A.                                            87.39               Spain
     Borden Chemical U.K. IHC, Inc.                                          100               Delaware
         Borden Chemical U.K. Ltd.                                           100               United Kingdom
              Borden (Bray) Ltd.                                             100               Ireland
Borden Company Limited, The                                                  100               Canada
     Borden Company Limited, The                                             100               Ireland
         Borden Foods Limited                                                100               Ireland
         Borden International Packaging Ltd.                                  70               Ireland
         Borden Exports Limited                                              100               Ireland
Borden Japan, Inc.                                                           100               Japan
Elmer's Holdings, Inc.                                                      98.5               Delaware
     Elmer's Products, Inc.                                                  100               Delaware
     Elmer's Products Canada, Inc.                                           100               Canada
     Elmer's Investments, Inc.                                               100               Delaware
Nedrob Affiliates, Inc.                                                      100               Delaware
One Nedrob, Inc.                                                             100               Delaware
Orchard Corporation of Hong Kong, The                                        100               Hong Kong
Productos Borden, Inc.                                                       100               New Jersey
T.M.I. Associates, L.P.                                                    77.28               Delaware
Zeelandia Investerings Partnership                                           100               New York
     T. K. Partner, Inc.                                                     100               Delaware
Zip Corporation                                                              100               Delaware
     Zcan Investments Ltd.                                                   100               Canada

NOTE: The above subsidiaries have been included in Borden's Consolidated Financial Statements on a consolidated or equity basis as appropriate. The names of certain subsidiaries, active and inactive, included in the Consolidated Financial Statements and of certain other subsidiaries not included therein, are omitted since when considered in the aggregate as a single subsidiary they do not constitute a significant subsidiary.


                                                                      EXHIBIT 21
                                                                     Page 3 of 4

                         THE FOLLOWING ARE SUBSIDIARIES
                          INCLUDED IN THE BORDEN FAMILY
                          OF COMPANIES BUT NOT INCLUDED
                               IN THE REGISTRANT.

                                  BORDEN, INC.

                                                                         The percentage of
                                                                         voting securities
                                                                          owned, or other          State or other
                                                                         basis of control          jurisdiction of
                                                                          by its immediate         incorporation/
Subsidiaries of Registrant                                                    parent               organization
--------------------------                                                    ------               ------------


OTHERS
------
Borden Foods Holdings Corporation                                                 100                 Delaware
Borden Foods Corporation                                                          100                 Delaware
    Albadoro S.p.A.                                                               100                 Italy
          Monder Aliment S.p.A.                                                   100                 Italy
    BDH One de Venezuela C. A.                                                    100                 Venezuela
    BF Foods International Corp.                                                  100                 Delaware
         Borden Belgium, N.V.                                                     100                 Belgium
             Biscuiterie Muguet, N.V. (A)                                         100                 Belgium
         Borden Company A/S, The                                                  100                 Denmark
             Cocio Chokolademaelk A/S                                             100                 Denmark
                  Borden Ost A/S                                                  100                 Denmark
         Borden Foods Puerto Rico, Inc.                                           100                 Delaware
         Compania Internacional de Ventas, S.A.                                   100                 Panama
              Borden De Costa Rica S.A.                                           100                 Costa Rica
              Borden De Guatemala, S.A.                                           100                 Guatemala
              Borden Foods de ElSalvadore S.A.                                   99.8                 El Salvadore
              Compania Chiricana de Leche, S.A.                                  96.8                 Panama
              Inthesa, S.A. (D)                                                   100                 Panama
              Borden (Proprietary) Limited                                        100                 South Africa
                   Borden Marketing (Pty) Ltd.                                    100                 South Africa
                   Borden Foods (Pty.) Ltd.                                       100                 South Africa
                   Etiniser (Pty.) Ltd.                                           100                 South Africa
         Codoveca C por A.                                                        100                 Dominican Republic
         Fabrica de Productos Borden, S.A.                                        100                 Panama


NOTES:
(A)   Inactive companies.
(D) A nominee company; an inactive company originally created to hold stock in another company.

                                                                      EXHIBIT 21
                                                                     Page 4 of 4
                                  BORDEN, INC.

                                                                              The percentage of
                                                                              voting securities
                                                                              owned, or other          State or other
                                                                              basis of control         jurisdiction of
                                                                              by its immediate         incorporation/
Subsidiaries of Registrant                                                         parent              organization
--------------------------                                                         ------              ------------
    Helados Borden, S.A.                                                          100                 Panama
              Alimentos Nutritivos S.A.                                           100                 Panama
         Pastas Alimenticias La Imperial, S.A.                                    100                 Panama
              Naxos S.A.                                                          100                 Panama
    BF (Colombia) LLC                                                             100                 Delaware
         BFC (Alisa) SDAD LtdA.                                                   100                 Panama
         BFC (Cicolac) Ltda.                                                      100                 Panama
         BFC (Colombia) S.A.                                                      100                 Panama
    BFC One Corporation                                                           100                 Delaware
    BFC Two Corporation                                                           100                 Delaware
    BFC Three Corporation                                                         100                 Delaware
    BFC Four Corporation                                                          100                 Delaware
    BFC Five Corporation                                                          100                 Delaware
    BFC Six Corporation                                                           100                 Delaware
    BFC Seven Corporation                                                         100                 Delaware
    Borden Foods International Corp.                                              100                 Delaware
         Borden Foods Canada Corporation                                          100                 Canada
    Borden International, Inc.                                                    100                 Delaware
    Borden International Foods (Asia-Pacific) Ltd.                                100                 Hong Kong
    Borden, S.A.                                                                  100                 Panama
    Chef's of the World Ltd.                                                      100                 United Kingdom
    Productos Especiales, S.A. (D)                                                100                 Panama
    Cicolac, Ltda.                                                                100                 Colombia
         Ecumilk S.A.                                                             100                 Ecuador
Borden Redevelopment Corp.                                                        100                 Missouri
International Gourmet Specialties Company                                         100                 New Jersey
Prince Company, Inc., The (A)                                                     100                 Massachusetts
Qihe Dairy Corp. Ltd.                                                              50                 Republic of China


Wise Foods, Inc.                                                                  100                 Delaware
Wise Foods Holdings, Inc.                                                         100                 Delaware
Wise Foods Investments, Inc.                                                      100                 Delaware
Caribbean Snacks, Inc.                                                            100                 Delaware
Wise Holdings, Inc.                                                               100                 Delaware
Moore's Quality Snack Foods, Inc. (A)                                             100                 Virginia



NOTES:
(A) Inactive companies.
(D) A nominee company; an inactive company originally created to hold stock in another company.